Exhibit 99.1

DATE: July 1, 2014

MEDIA CONTACT:	INVESTOR CONTACTS:
Tom Droege (918) 573-4034	John Porter (918) 573-0797	Sharna Reingold (918) 573-2078

Williams Completes Acquisition of GP and LP Interests

in Access Midstream Partners; Reiterates Proposal to Merge Partnerships to

Create Industry-Leading MLP

TULSA, Okla. – Williams (NYSE:WMB) today successfully completed the previously announced acquisition of the 50 percent general partner interest and 55.1 million limited partner units in Access Midstream Partners, L.P. (NYSE:ACMP) previously held by Global Infrastructure Partners II (“GIP”) for $5.995 billion in cash. Williams now owns 100 percent of the general partner and approximately 50 percent of the limited partner units in Access Midstream Partners.

“Access Midstream further enhances our presence in attractive growth basins, positions us to take advantage of demand growth and the increase in natural gas supply, and supports our industry-leading dividend growth strategy,” said Alan Armstrong, Williams’ chief executive officer. “In addition to increasing our footprint with excellent fee-based assets, we’re fortunate to welcome the talented employees of Access to the Williams family of companies. The value they bring, especially on the project execution front, is one of the most compelling benefits of this acquisition and the proposed merger.”

As previously announced, Williams is proposing the merger of Williams Partners L.P. (NYSE:WPZ) with and into Access Midstream Partners, L.P. Williams is proposing that the entities merge in a unit-for-unit exchange at a ratio of 0.85 Access Midstream Partners units per Williams Partners unit. The proposal also includes an option for Williams Partners unitholders to take either a one-time special payment of $0.81 per unit, or an equivalent value of additional common units of Access Midstream Partners, to compensate for a lower expected per-unit LP cash distribution in 2015.

Assuming the merger is completed in 2014, the merged MLP is expected to have a 2015 distribution increase of at least 25 percent above Access Midstream Partners’ current guidance of $2.79 per unit, which represents an increase of more than 40 percent above current 2014 distribution guidance. The merged partnership is expected to have a best-in-class distribution growth rate of 10 to 12 percent annually through 2017, strong coverage and strong investment-grade ratings. Distribution coverage is estimated to be approximately 1.2x in 2015 and at or above 1.1x through 2017.

The proposed merger terms will be subject to negotiation, review and approval by conflicts committees of each partnership’s full board of directors as well as approval by each partnership’s board of directors. The conflicts committees, comprised solely of independent board members, have retained legal and financial advisors.

If consummated, the merged MLPs would be named Williams Partners L.P. and would become one of the largest and fastest-growing MLPs – with expected 2015 adjusted EBITDA of approximately $5 billion. Williams expects the merged partnership to be a synergistic combination, well-positioned to connect the best supplies with the best markets and benefit from the ongoing energy infrastructure super-cycle.

“We now look forward to pursuing the proposed MLP merger and accelerating Williams’ move to a pure-play GP holding company,” Armstrong concluded.

Dividend Increases

Williams plans to increase its third-quarter 2014 dividend 32 percent to $0.56, or $2.24 on an annualized basis. In addition to the third-quarter 2014 dividend increase announced June 15, Williams also previously provided new dividend-growth guidance of approximately 15 percent annually – from the higher third-quarter 2014 base – through 2017 with planned dividends of approximately $1.96 in 2014, $2.46 in 2015, $2.82 in 2016, and $3.25 in 2017. The expected quarterly increases in Williams’ dividend are subject to quarterly approval of the company’s board of directors.

Advisors

UBS Investment Bank, Barclays and Citigroup acted as financial advisors and Gibson Dunn acted as legal counsel to Williams. Additionally, UBS Investment Bank, Barclays and Citigroup acted as lead arrangers for the Williams interim-liquidity facility.

Non-GAAP Measures

This press release includes combined adjusted EBITDA for Williams Partners and Access Midstream Partners for 2015, which is a non-GAAP financial measure as defined under the rules of the SEC.

For Williams Partners L.P. we define adjusted EBITDA as net income (loss) attributable to the partnership before income tax expense, net interest expense, depreciation and amortization expense, equity earnings from investments and allowance for equity funds used during construction, adjusted for equity investments, cash distributions to the partnership and certain other items management believes affect the comparability of operating results.

Access Midstream Partners defines adjusted EBITDA as net income (loss) before income tax expense, interest expense, depreciation and amortization expense and certain other items management believes affect the comparability of operating results.

The table below presents a reconciliation of adjusted EBITDA to the nearest GAAP financial measure for 2015 (in millions):

	Partners		Midstream		Combined
	Low	High	Low	High	Low	High
Net income after tax attributable to partnership	$1,755	$2,105	$470	$645
Net interest expense	645	665	225	175
Income tax expense	45	55	5	5
Equity earnings from investments	(310)	(340)	—	—
Equity investments cash distributions to partnership	360	400	—	—
Depreciation & amortization (DD&A)	1,010	1,060	550	525
Equity allowance for funds used during construction	(90)	(100)	—	—

Adjusted EBITDA attributable to partnership	$3,415	$3,845	$1,250	$1,350	$4,665	$5,195

*	Excludes the effects of any potential financial synergies.

This press release also refers to cash distribution coverage ratio, which is also a non-GAAP financial measure as defined under the rules of the SEC.

For Williams Partners L.P. we define distributable cash flow as net income plus depreciation and amortization and cash distributions from our equity investments less our earnings from our equity investments, income attributable to noncontrolling interests and maintenance capital expenditures. We also adjust for payments and/or reimbursements under omnibus agreements with Williams and certain other items.

For Williams Partners L.P. we calculate the ratio of distributable cash flow to the total cash distributed (cash distribution coverage ratio). This measure reflects the amount of distributable cash flow relative to our cash distribution.

This press release is accompanied by a reconciliation of adjusted EBITDA to the nearest GAAP financial measures. Management uses non-GAAP financial measures because they are accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership’s assets and the cash that the business is generating. Neither adjusted EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

About Williams (NYSE:WMB)

Williams, headquartered in Tulsa, Okla., is one of the leading energy infrastructure companies in North America. It owns controlling interests in both Williams Partners L.P. (NYSE:WPZ) and Access Midstream Partners, L.P. (NYSE:ACMP) through its ownership of 100 percent of the general partner of each partnership. Additionally, Williams owns approximately 66 percent and 50 percent of the limited partner units of Williams Partners L.P. and Access Midstream Partners, L.P., respectively.

Williams Partners L.P. owns and operates both on-shore and offshore assets of approximately 15,000 miles of natural gas gathering and transmission pipelines, 1,800 miles of NGL transportation pipelines, an additional 11,000 miles of oil and gas gathering pipelines and numerous other energy infrastructure assets. The partnership’s facilities have daily gas processing capacity of 6.6 billion cubic feet of natural gas, NGL production of more than 200,000 barrels per day and domestic olefins production capacity of 1.35 billion pounds of ethylene and 90 million pounds of propylene per year.

Access Midstream Partners, L.P. owns, operates, develops and acquires natural gas gathering systems and other midstream energy assets. Headquartered in Oklahoma City, the partnership’s operations are focused on the Barnett, Eagle Ford, Haynesville, Marcellus, Niobrara and Utica Shales and the Mid-Continent region of the U.S.

For more information about Williams, Williams Partners and Access Midstream Partners, visit www.williams.com, www.williamslp.com and www.accessmidstream.com.

Forward-Looking Statements

Our reports, filings, and other public announcements may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	Expected levels of cash distributions by Access Midstream Partners, L.P. (“ACMP”) with respect to general partner interests, incentive distribution rights, and limited partner interests;

•	The timing and completion of the proposed merger (the “Proposed Merger”) of ACMP and Williams Partners L.P. (“WPZ”), including the approval of the Proposed Merger by the conflicts committees of each partnership and the exchange ratio to be utilized in the Proposed Merger;

•	The operations, performance, levels of distributions, and distribution coverage of the merged partnership following the Proposed Merger;

•	The future credit ratings of the merged partnership;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	The levels of dividends to stockholders;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids and olefins, prices, supply and demand; and

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Whether WPZ, ACMP, or the merged partnership will produce sufficient cash flows to provide the level of cash distributions we expect;

•	ACMP’s reliance on a limited number of customers for a substantial majority of its revenues;

•	Whether any nationally-recognized credit rating agency issues a decrease in the credit ratings of ACMP or WPZ or of the merged partnership;

•	Our ability to achieve our expected increases in the levels of quarterly dividends;

•	Potential fluctuations in the market prices of WPZ’s or ACMP’s common units following our announcement of the Proposed Merger;

•	Approval of the Proposed Merger, including by the conflicts committees of ACMP and WPZ;

•	Our ability to successfully integrate the businesses of ACMP and WPZ in order to achieve the expected benefits of the Proposed Merger;

•	Whether we have sufficient cash to enable us to pay current and expected levels of dividends;

•	Availability of supplies, market demand and volatility of prices;

•	Inflation, interest rates, fluctuation in foreign exchange rates, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses, as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and development hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the Securities and Exchange Commission.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on Feb. 26, 2014, and each of our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Important Additional Information

This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document contains information related to a proposal which The Williams Companies, Inc. has made for a business combination transaction of Williams Partners L.P. (“WPZ”) and Access Midstream Partners, L.P. (“ACMP”). In furtherance of this proposal and subject to future developments, ACMP may file a registration statement with the

SEC. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by WPZ or ACMP through the website maintained by the SEC at http://www.sec.gov.

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